June 20, 2001

                              SHEPHERD VALUES FUNDS

                            SUPPLEMENT TO PROSPECTUS

                             DATED January 19, 2001

                        SHEPHERD VALUES FIXED INCOME FUND

                       SHEPHERD VALUES INTERNATIONAL FUND

                         SHEPHERD VALUES SMALL-CAP FUND


The Board of Trustees has determined to redeem all outstanding shares of the Shepherd Values Fixed Income Fund, Shepherd Values International Fund and the Shepherd Values Small-Cap Fund, due to their relatively small asset size and lack of investor interest. It is clear that these Funds will not bring in enough assets within the foreseeable future to justify their respective expenses. Each Fund will be shut down on June 29, 2001. Effective immediately, each Fund will no longer pursue its stated investment objective and instead will begin liquidating its portfolio and investing in cash equivalents. These changes in strategy and investments will begin immediately and will remain in effect until each Fund's shares have been redeemed. Shares of the Funds are no longer available for purchase but may be redeemed in accordance with the prospectus. Any shareholders that have not redeemed their shares in these Funds prior to June 28, 2001 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.


This decision does not impact the Shepherd Values Growth Fund, whose operations will continue.





         This supplement and the Prospectus dated January 19, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated January 19, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-888-336-9757.